Emerging Markets Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Emerging Markets Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.10% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Equity Income Fund

Direct Expense Cap

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Equity Income Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that such direct Fund-level expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include Rule 12b-1 distribution fees, shareholder services fees, transfer agency fees, contingency fees paid to vendors for foreign tax reclaims and for certain securities litigation recoveries, infrequent and/or unusual expenses (including litigation expenses) or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Global Equity Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Global Equity Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.05% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Global Infrastructure Fund

Direct Expense Cap

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Global Infrastructure Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that such direct Fund-level expenses exceed 0.83% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include Rule 12b-1 distribution fees, shareholder services fees, transfer agency fees, contingency fees paid to vendors for foreign tax reclaims and for certain securities litigation recoveries, infrequent and/or unusual expenses (including litigation expenses) or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Global Real Estate Securities Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Global Real Estate Securities Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.08% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

International Developed Markets Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company International Developed Markets Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.02% of its advisory fee for the Fund.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Investment Grade Bond Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Investment Grade Bond Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.01% of its advisory fee for the Fund.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Multi-Asset Strategy Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Multi-Asset Strategy Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.18% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Multifactor International Equity Fund

Direct Expense Cap

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Sreet, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Multifactor International Equity Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that such direct Fund-level expenses exceed 0.64% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include Rule 12b-1 distribution fees, shareholder services fees, transfer agency fees, contingency fees paid to vendors for foreign tax reclaims and for certain securities litigation recoveries, infrequent and/or unusual expenses (including litigation expenses) or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Multi-Strategy Income Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Multi-Strategy Income Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.17% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Opportunistic Credit Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Opportunistic Credit Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.124% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Short Duration Bond Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Short Duration Bond Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.058% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Strategic Bond Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Strategic Bond Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.08% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Sustainable Aware Equity Fund

Direct Expense Cap

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Sustainable Aware Equity Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent that such direct Fund-level expenses exceed 0.70% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include Rule 12b-1 distribution fees, shareholder services fees, transfer agency fees, contingency fees paid to vendors for foreign tax reclaims and for certain securities litigation recoveries, infrequent and/or unusual expenses (including litigation expenses) or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Tax-Exempt High Yield Bond Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Tax-Exempt High Yield Bond Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.12% of its advisory fee for the Fund.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Tax-Managed International Equity Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Tax-Managed International Equity Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.11% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Tax-Managed Real Assets Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Tax-Managed Real Assets Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.09% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Tax-Managed U.S. Large Cap Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Tax-Managed U.S. Large Cap Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.05% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Tax-Managed U.S. Mid & Small Cap Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.02% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

U.S. Strategic Equity Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company U.S. Strategic Equity Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.11% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Aggressive Strategy Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company LifePoints® Funds Target Portfolio Series: Aggressive Strategy Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.13% of its advisory fee for the Fund.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Balanced Strategy Fund

Advisory Fee Waiver

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company LifePoints® Funds Target Portfolio Series: Balanced Strategy Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, 0.07% of its advisory fee for the Fund.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Conservative Strategy Fund

Direct Expense Cap

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company LifePoints® Funds Target Portfolio Series: Conservative Strategy Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that such direct Fund-level expenses exceed 0.17% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include Rule 12b-1 distribution fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses (including litigation expenses) or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Equity Aggressive Strategy Fund

Direct Expense Cap

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company LifePoints® Funds Target Portfolio Series: Equity Aggressive Strategy Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that such direct Fund-level expenses exceed 0.13% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include Rule 12b-1 distribution fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses (including litigation expenses) or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Moderate Strategy Fund

Direct Expense Cap

03/01/26 to 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company LifePoints® Funds Target Portfolio Series: Moderate Strategy Fund (the “Fund”)

Dear Mr. Erickson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that such direct Fund-level expenses exceed 0.13% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include Rule 12b-1 distribution fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses (including litigation expenses) or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior (but not concurrent) non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

TA Fee Waivers

03/01/26 through 02/28/27

March 1, 2026

Mr. Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

401 Union Street, 18th Floor

Seattle, WA 98101

Dear Mr. Erickson:

Russell Investments Fund Services, LLC (“RIFUS”), as transfer agent to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2027, a portion of its transfer agency fees for certain Classes of certain RIC Funds as set forth in the table below.

Fund and Class	Amount Waived
Multifactor U.S. Equity Fund – Class M	0.15%
Multifactor U.S. Equity Fund – Class R6	0.02%
Equity Income Fund – Class S	0.04%
Equity Income Fund – Class M	0.10%
Equity Income Fund –R6	0.02%
Sustainable Aware Equity Fund – Class S	0.04%
Sustainable Aware Equity Fund – Class M	0.10%
Sustainable Aware Equity Fund – Class R6	0.02%
U.S. Strategic Equity Fund – Class A, C, R6 & S	0.02%
U.S. Strategic Equity Fund – Class M	0.12%
U.S. Small Cap Equity Fund – Class S	0.04%
U.S. Small Cap Equity Fund – Class M	0.14%
U.S. Small Cap Equity Fund – Class R6	0.02%
Multifactor International Equity Fund – Class M	0.15%
Multifactor International Equity Fund – Class R6	0.02%
International Developed Markets Fund – Class S	0.04%
International Developed Markets Fund – Class M	0.14%
International Developed Markets Fund – Class R6	0.02%
Global Equity Fund – Class M	0.10%
Global Equity Fund – Class R6	0.02%
Emerging Markets Fund – Class A, C, R6 & S	0.02%
Emerging Markets Fund – Class M	0.12%
Tax-Managed U.S. Large Cap Fund – Class M	0.10%
Tax-Managed U.S. Mid & Small Cap Fund – Class A	0.02%
Tax-Managed U.S. Mid & Small Cap Fund – Class C & S	0.05%
Tax-Managed U.S. Mid & Small Cap Fund – Class M	0.15%
Tax-Managed International Equity Fund – Class M	0.10%
Tax-Managed Real Assets Fund – Class M	0.10%

Opportunistic Credit Fund – Class A, C & S	0.12%
Opportunistic Credit Fund – Class M	0.17%
Opportunistic Credit Fund – Class R6	0.02%
Long Duration Bond Fund – Class M	0.15%
Long Duration Bond Fund – Class R6	0.02%
Strategic Bond Fund – Class A & C	0.04%
Strategic Bond Fund – Class S	0.06%
Strategic Bond Fund – Class M	0.16%
Strategic Bond Fund – Class R6	0.02%
Investment Grade Bond Fund – Class S	0.04%
Investment Grade Bond Fund – Class M	0.14%
Investment Grade Bond Fund – Class R6	0.02%
Short Duration Bond Fund – Class A, C & S	0.12%
Short Duration Bond Fund – Class M	0.17%
Short Duration Bond Fund – Class R6	0.02%
Tax-Exempt High Yield Bond Fund – Class M	0.10%
Tax-Exempt High Yield Bond Fund – Class S	0.03%
Tax-Exempt Bond Fund – Class A	0.02%
Tax-Exempt Bond Fund – Class C & S	0.06%
Tax-Exempt Bond Fund – Class M	0.16%
Global Infrastructure Fund – Class A, C, R6 & S	0.02%
Global Infrastructure Fund – Class M	0.12%
Global Real Estate Securities Fund – Class M	0.10%
Global Real Estate Securities Fund – Class R6	0.02%
Multi-Strategy Income Fund – Class M	0.10%
Multi-Strategy Income Fund – Class R6	0.02%
Multi-Asset Strategy Fund – Class M	0.10%
Multi-Asset Strategy Fund – Class R6	0.02%
Conservative Strategy Fund – Class A & C	0.08%
Conservative Strategy Fund – Class S	0.02%
Conservative Strategy Fund – Class M	0.10%
Conservative Strategy Fund – Class R1 & R5	0.15%
Moderate Strategy Fund – Class A, C, R1 & R5	0.08%
Moderate Strategy Fund – Class M	0.10%
Balanced Strategy Fund – Class R1 & R5	0.06%
Balanced Strategy Fund – Class A, C & M	0.10%
Aggressive Strategy Fund – Class R1 & R5	0.05%
Aggressive Strategy Fund – Class M	0.10%
Equity Aggressive Strategy Fund – Class R1 & R5	0.08%
Equity Aggressive Strategy Fund – Class M	0.10%

This waiver (1) supersedes any prior transfer agency fee waiver arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIFUS’ option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENTS FUND SERVICES, LLC

By:
Monique Pecchia
Director, Transfer Agent Services

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Ross Erickson

Treasurer, Chief Financial Officer and Chief Accounting Officer